Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group







Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder EAFE Equity Index Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR of the Scudder EAFE Equity Index Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                             /s/Julian Sluyters
                                              Julian Sluyters
                                              Chief Executive Officer
                                              Scudder EAFE Equity Index
                                              Portfolio, a series of Scudder
                                              Investment Portfolios

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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder EAFE Equity Index Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR of the Scudder EAFE Equity Index Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                           /s/Paul Schubert
                                            Paul Schubert
                                            Chief Financial Officer
                                            Scudder EAFE Equity Index
                                            Portfolio, a series of Scudder
                                            Investment Portfolios